                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)      November 30, 1997
                                ---------------

                              REDFED BANCORP INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)
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           DELAWARE                        0-22278            33-0588105
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
(State or Other Jurisdiction      (Commission File    (I.R.S. Employer
  of Incorporation)               Number)             Identification No.)

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     300 E. State Street, Redlands, California                        92373
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, Including Area Code  (909) 335-3551
                          --------------

                               (Not Applicable)
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On November 30, 1997, REDFED BANCORP INC. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Golden State Bancorp, Inc., a Delaware corporation ("GSB"), pursuant to which GSB will acquire the Company through the merger of the Company with and into a wholly-owned subsidiary of GSB (the "Merger"). As a result of the Merger, each outstanding share of the Company's common stock, par value $.01 per share, will be converted into the right to receive the number of shares of common stock of GSB, par value $1.00 per share ("GSB Common Stock"), that equals the quotient derived by dividing (A) $20.75 by (B) the unweighted arithmetic average of the daily closing prices of GSB Common Stock, as reported on the New York Stock Exchange Composite Tape, for the ten trading days on which GSB Common Stock is traded immediately preceding the date that is two business days prior to the closing date for the Merger. The Merger is conditioned upon, among other things, the receipt of all necessary regulatory approvals, the adoption and approval of the Merger Agreement by stockholders of the Company and certain other customary conditions. The Merger is expected to be completed in the second quarter of calendar 1998. The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

     On December 1, 1997, the Company and GSB issued a press release and held a conference call with financial analysts, institutional shareholders and other invited guests relating to the Merger Agreement and the related transactions. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of November 30, 1997 by and between the Company and Golden State Bancorp Inc.

99.1 Press release, dated December 1, 1997.

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

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 1997     REDFED BANCORP INC.


                                  /s/ Anne Bacon
                              By: ___________________________________
                                   Name:  Anne Bacon
                                   Title:  President and Chief Executive Officer



                                 EXHIBIT INDEX


Exhibit
-------
Number    Description
------    -----------

2.1 Agreement and Plan of Merger, dated as of November 30, 1997, by and between the Company and Golden State Bancorp Inc.

99.1      Press release, dated December 1, 1997.


                                       3